Acquisition of Global Infrastructure Partners (GIP) Exhibit 99.4 Investor Presentation January 12, 2024

Forward looking statements This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations, including the anticipated timing, consummation and expected benefits of the proposed GIP transaction. Forward looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. BlackRock has previously disclosed risk factors in its Securities and Exchange Commission reports. These risk factors and those identified elsewhere in this presentation, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of AUM; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) BlackRock’s ability to develop new products and services that address client preferences; (5) the impact of increased competition; (6) the impact of future acquisitions or divestitures, including the acquisition of GIP (the “GIP Transaction”); (7) BlackRock’s ability to integrate acquired businesses successfully, including the GIP Transaction; (8) risks related to the GIP Transaction, including the expected closing date of the GIP Transaction, the possibility that the GIP Transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions, the possibility that expected synergies and value creation from the GIP Transaction will not be realized, or will not be realized within the expected time period, and impacts to business and operational relationships related to disruptions from the GIP Transaction; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (12) the failure to effectively manage the development and use of AI; (13) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (14) the impact of legislative and regulatory actions and reforms, regulatory, supervisory or enforcement actions of government agencies and governmental scrutiny relating to BlackRock; (15) changes in law and policy and uncertainty pending any such changes; (16) any failure to effectively manage conflicts of interest; (17) damage to BlackRock’s reputation; (18) increasing focus from stakeholders regarding ESG matters; (19) geopolitical unrest, terrorist activities, civil or international hostilities, and other events outside BlackRock’s control, including wars, natural disasters and health crises, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (20) climate-related risks to BlackRock's business, products, operations and clients; (21) the ability to attract, train and retain highly qualified and diverse professionals; (22) fluctuations in the carrying value of BlackRock’s economic investments; (23) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (24) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (25) the failure by key third-party providers of BlackRock to fulfill their obligations to BlackRock; (26) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (27) any disruption to the operations of third parties whose functions are integral to BlackRock’s ETF platform; (28) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (29) the impact of problems, instability or failure of other financial institutions or the failure or negative performance of products offered by other financial institutions. BlackRock’s Annual Report on Form 10–K and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward–looking statements. The information contained on BlackRock’s website is not a part of this presentation, and therefore, is not incorporated herein by reference. BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes BlackRock’s ongoing operating results may be enhanced if investors have additional non–GAAP financial measures. Management reviews non–GAAP financial measures to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non–GAAP financial measures as a benchmark to compare its performance with other companies and to enhance the comparability of this information for the reporting periods presented. Non–GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non–GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non–GAAP measures may not be comparable to other similarly titled measures of other companies.

Talent, alignment and retention Premier infrastructure investment team globally GIP founders to lead overall combined infrastructure platform ~75% of total transaction consideration paid in BLK stock to optimize long-term shareholder alignment Significant retention from existing GIP carry, owned 100% by GIP employees Additional ~$650 million retention pool for GIP employees funded directly from transaction proceeds Bayo Ogunlesi, GIP founder, Chairman & CEO, to join BlackRock Board of Directors following closing of transaction3 Strategic expansion in fast-growing infrastructure market Creates a world-leading infrastructure private markets manager1 Highly complementary platforms with over $150 billion in pro-forma client assets2 Industry leader in whole portfolio infrastructure equity, debt & third-party solutions Triples BlackRock’s existing infra client assets, creating scale benefits & access to GIP’s industry-leading business improvement process2 Combined platform to create significant source of future base fee growth A transformational opportunity BlackRock to acquire GIP for $3B cash and approximately 12M BlackRock shares Attractive financial transaction Accretive to BLK organic growth, adjusted EPS & operating margin in first full year4 Acquired business adds $400+ million of post-tax annual FRE at margins greater than 50%5 Nearly doubles pro-forma private markets management fees to over $1.5 billion6 Estimated 15% IRR, well in excess of cost of capital7 Implied acquisition multiple of ~25-29x 2024E P/FRE excluding $650 million retention pool & future carry – in-line with premium private markets franchises now valued at 25-35x P/FRE8 Note: For footnoted information, refer to slide 11.

Infrastructure is forecasted to be one of the fastest-growing segments of private markets

Industry infrastructure AUM[1]



10% CAGR
16% CAGR
729
1,190
2,541
2017
2022
2027

$75T global infrastructure funding need[2]

2022-2040 cumulative infrastructure investment & needs, $T



Investment
Needs
23
7
40
5
Energy
Telecom & digital
Transport
Water

Clients allocating more to infra in new market regime[3]



Private Debt 43% 39% 18%
Infrastructure 37% 45% 18%
Private Equity 28% 57% 15%
Hedge Funds 22% 50% 28%
Venture Capital 22% 43% 35%
Real Estate 18% 52% 30%
More capital
Same amount of capital
Less capital

Note: For footnoted information, refer to slide 11.

Infrastructure fares well in inflationary environments[4]



20-year total returns (ann'd)
High growth / high inflation
17%
16%
15%
0%
Global Direct Infrastructure
Global Direct Real Estate
Global Equities
Global Fixed Income
Low growth / high inflation
23%
8%
2%
8%
Global Direct Infrastructure
Global Direct Real Estate
Global Equities
Global Fixed Income

BlackRock
4

Global Infrastructure Partners overview

GLOBAL INFRASTRUCTURE PARTNERS

Leading globall infrastructure manager with strong track record and reputation for operational excellence; $45 billion returned to investors through successful exits[1]

- **Largest independent infrastructure manager**[2], with $100+ billion in client assets across equity and debt supported by approximately 400 employees[3]
- **Highly-differentiated deal origination** through proprietary sourcing and distinct, high-volume deal flow
- **Leading investment, business improvement and business support teams** with established track record of delivering **deep operational enhancements and investment performance**
- **40+ portfolio companies** have generated over $75 billion in annual revenue and employ approximately 115,000 people[3]
- **Consistently profitable** business with **$400+ million in 2024E post-tax FRE** and **50%+ FRE margins**[4]

Highly diversified infrastructure investment platform – complementary to BlackRock

Unrealized value of investments across sectors[5]



Energy
$33B
Transport
$32B
Digital
$6B
Water / Waste
$3B

Proprietary sourcing of blue-chip deals[6]

SYD Sydney's Airport	**Australian airport**
VENA ENERGY	**Asia renewables platform**
suez	**Global water / waste provider**
CyrusOne	**U.S. data center platform**

Note: For footnoted information, refer to slide 11.

BlackRock.
5

BlackRock's existing infrastructure platform



$9B
$21B
$50B+
infrastructure client assets[1]
$21B
Equity & Securities
Debt
Solutions

Key highlights

Platform overview[2]

- **200+** investment professionals
- **$240M+** revenue in 2023
- **300+** clients globally
- **46%** of commitments over $250 million

Leading franchises

- Infrastructure Debt
- Diversified Infrastructure
- Climate Infrastructure
- Infrastructure Solutions
- Decarbonization Partners

Select deals[3]

- Gigapower partnership with AT&T
- Waratah Super Battery
- Jupiter Power
- Carbon capture JV with Occidental

Note: For footnoted information, refer to slide 11.

BlackRock.
6

Client Assets $150B+ $100B+ Combination creates second-largest global infrastructure private markets business Infrastructure  Equity & Securities  Debt  Solutions Significant scaled infrastructure platform1… Note: For footnoted information, refer to slide 12. $50B+ #14 by client assets2 #3 by client assets2 Rank Asset manager Infrastructure client assets ($B)3 #1 Competitor #1 #2 Combined BLK & GIP platform #3 Competitor #3 #4 Competitor #4 #5 Competitor #5 #6 Competitor #6 #7 Competitor #7 #8 Competitor #8 #9 Competitor #9 #10 Competitor #10 …creates #2 private markets infra manager

Opportunities for significant value creation via growth

Proprietary origination	• Brings together deep network of relationships with global corporates and public sectors • Strong track records across both firms in originating differentiated, landmark transactions
Scaled capital base	• Significant platform across equity, debt & solutions
Larger transactions	• Significant AUM scale supports larger average deal sizes • Market demands higher levels of private capital to build critical infrastructure and fund shortfalls arising out of public deficits
Capital formation	• Combined platform is pro-forma #1 in fundraising over last 15 years[1]; opportunity to deepen client relationships, grow future flagship programs & innovate new investment solutions • Limited LP overlap (approximately 5% in infrastructure, based on number of LPs)[2]
Strong business fit	• Creates leading multi-asset class, whole portfolio infra investments platform, with BlackRock infra debt & third-party solutions complementing GIP infra equity and debt franchises • Complementary investment expertise in infra equity - GIP acumen in transport/digital and BlackRock innovation in decarbonization & interconnected insights in energy/renewables
Fixed cost scale	• Not a primary rationale for transaction, but opportunities via eFront technology & operating leverage of BlackRock to drive margin expansion over time

Note: For footnoted information, refer to slide 12.

BlackRock.
8

Compelling value for BlackRock shareholders

Consideration[1]

- $3 billion of cash delivered at closing, funded by incremental debt
  - BlackRock is currently rated AA- with S&P[2] and Aa3 with Moody's[2]
  - This transaction is not expected to meaningfully change its leverage profile
- Approximately 12 million shares of BlackRock common stock
  - ~7 million shares delivered at closing with 2-year lockup[3]
  - ~5 million shares paid in ~5 years based on achievement of certain performance milestones

Indicative valuation

- Nominal value of ~$12.55 billion (including deferred shares and $650 million of retention)
- Acquired business adds $400 million+ of 2024E post-tax, margin-accretive FRE[4]
- Implied acquisition multiple of ~25-29x 2024E P/FRE excluding $650 million retention pool and future carry – in-line with premium private markets franchises now trading at 25-35x P/FRE[5]

Retention

- GIP owners/employees will retain carry in existing funds, a significant source of long-term value
- ~$650 million of retention, to be funded out of transaction consideration
- ~60% of carried interest on future funds to be shared with combined infrastructure team

Note: For footnoted information, refer to slide 12.

BlackRock.
9

Compelling value for BlackRock shareholders (cont’d) Governance Modestly accretive to as-adjusted EPS in first full year post-close2 Modestly accretive to as-adjusted operating margin in first full year post-close2 Accretive to long-term organic asset and base fee growth2 Estimated 15% IRR, well in excess of cost of capital3 Financial impact Timing Expected to close in the third quarter of 2024, subject to customary regulatory approvals and other closing conditions Note: For footnoted information, refer to slide 12. Bayo Ogunlesi, GIP founder, Chairman & CEO, to join BlackRock Board of Directors following closing of transaction1 Each GIP owner-seller will execute a shareholders’ agreement requiring that shares be voted in line with recommendation of BlackRock’s Board of Directors

End notes

These notes refer to the financial metrics and/or defined term presented on:

Slide 3 – A transformational opportunity: BlackRock to acquire GIP for $3B cash and approximately 12M BlackRock shares

1. Source: Preqin. Ranking based on aggregate capital raised via closed-end commingled funds over the past 15 years, including interim and final closes, as of January 9, 2024.
2. BlackRock client assets as of December 31, 2023 and GIP client assets as of September 30, 2023. Client assets include assets across AUM and non-fee-paying committed capital for each strategy. GIP AUM includes $17 billion of non-fee-paying capital.
3. Subject to completion of customary onboarding procedures, BlackRock has agreed to appoint Bayo Ogunlesi to the Board of Directors at the next regularly scheduled board meeting following the closing of the transaction.
4. Source: BlackRock and GIP forecasts. Metrics shown on an as-adjusted basis and exclude certain transaction-related costs.
5. Source: BlackRock and GIP forecasts. Post-tax FRE and pre-tax FRE margin forecast for 2024E.
6. Pro-forma management fees as of 2025E, first full year post-closing.
7. Source: BlackRock and GIP forecasts. IRR shown for illustrative purposes only. Actual results could differ materially from those anticipated in forward-looking statements.
8. Based on analyst price targets and 2024E FRE for selected publicly traded alternative peers as of January 9, 2024.

Slide 4 – Infrastructure is forecasted to be one of the fastest-growing segments of private markets

1. Source: McKinsey. Figures as of June 30, 2022 and include natural resources AUM.
2. Source: Global Infrastructure Hub (gihub.org), Deloitte. Infrastructure needs defined as new investment, replacement investment and spending on maintenance where the investment will substantially extend the lifetime of an asset, but excluding land purchases. Needs determined on the basis that countries match the performance of their best performing peers in terms of the resources they dedicate to infrastructure investment.
3. Source: Preqin investor survey as of November 2022.
4. Source: Bloomberg, Barclays (Global Fixed Income), MSCI (Global Equities), GREFI (Global Direct Real Estate), EDHEC (Infrastructure: all equity); as of June 30, 2022 (data since 2000). High growth periods defined as when U.S. GDP > 2.5% and high inflation periods defined as when U.S. CPI > 2.5%.

Slide 5 – Global Infrastructure Partners overview

1. Source: GIP. Data reflects all realized proceeds to equity and debt strategies as of September 30, 2023. Excludes SMAs and co-investments. There can be no guarantee that other GIP strategies will be able to exit consistent with this amount, or that any announced exits will close. Past performance is not indicative of future results.
2. Ranking via IPE Real Assets and Preqin. Ranking includes fee-paying AUM as of year-end 2022 and dry powder metrics as of most recent disclosure on January 9, 2024. Excludes public markets assets. BlackRock client assets as of December 31, 2023 and GIP client assets as of September 30, 2023. Client assets include assets across AUM and non-fee-paying committed capital for each strategy. GIP AUM includes $17 billion of non-fee-paying capital.
3. Source: GIP. Data as of September 30, 2023. Past performance is not indicative of future results.
4. Source: BlackRock and GIP forecasts. Post-tax FRE and pre-tax FRE margin forecast for 2024E.
5. Reflects unrealized value of investments as of September 30, 2023, across all GIP funds, SMAs and co-investments based on GIP's valuation policies.
6. Deal examples reflect recent, publicly disclosed investments. Deal examples are not indicative of all sourced or funded deals. There is no guarantee BlackRock, GIP or any portfolio investment will be able to generate any additional material deal flow.

Slide 6 – BlackRock's existing infrastructure platform

1. Source: BlackRock. AUM data as of December 31, 2023. Client assets include assets across AUM and non-fee-paying committed capital for each strategy.
2. Source: BlackRock. Headcount data as of December 15, 2023. Client and commitment data as of March 31, 2023. Revenue as of full year 2023 and includes performance fees where applicable.
3. Deal examples reflect recent, publicly disclosed investments. Deal examples are not indicative of all sourced or funded deals. There is no guarantee BlackRock, GIP or any portfolio investment will be able to generate any additional material deal flow.

BlackRock
11

End notes (cont'd)

These notes refer to the financial metrics and/or defined term presented on:

Slide 7 – Combination creates second-largest global infrastructure private markets business

1. Source: BlackRock and GIP. BlackRock client assets as of December 31, 2023 and GIP client assets as of September 30, 2023. Client assets include assets across AUM and non-fee-paying committed capital for each strategy. GIP AUM includes $17 billion of non-fee-paying capital.
2. Ranking via IPE Real Assets and Preqin. All AUM figures converted to USD as of December 31, 2022. Ranking includes fee-paying AUM as of year-end 2022 and dry powder metrics as of most recent disclosure on January 9, 2024. Excludes public markets assets. Client assets include assets across AUM and non-fee-paying committed capital for each strategy.
3. Ranking via IPE Real Assets and Preqin. All AUM figures converted to USD as of December 31, 2022. Ranking includes fee-paying AUM as of year-end 2022 and dry powder metrics as of most recent disclosure on January 9, 2024. Excludes public markets assets. BlackRock client assets as of December 31, 2023 and GIP client assets as of September 30, 2023. Client assets include assets across AUM and non-fee-paying committed capital for each strategy. GIP AUM includes $17 billion of non-fee-paying capital.

Slide 8 – Opportunities for significant value creation via growth

1. Source: Preqin as of October 31, 2023. Fundraising based on aggregate capital raised via closed-end commingled funds over the past 15 years, including interim and final closes, per Preqin. BlackRock fundraise excludes AUM from past acquisitions.
2. Includes total committed capital for major fund vintages from 2018 until 2023 as of September 30, 2023. Overlap based on LPs with comparable infrastructure investments, with both BlackRock and GIP, evaluated on a strategy-by-strategy basis.

Slide 9 – Compelling value for BlackRock shareholders

1. Shown for illustrative purposes only.
2. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
3. 2-year lock-up applies only to founder shares received as consideration at closing of transaction.
4. Source: BlackRock and GIP forecasts. Post-tax FRE and pre-tax FRE margin forecast for 2024E.
5. Based on analyst price targets and 2024E FRE for selected publicly traded alternative peers as of January 9, 2024.

Slide 10 – Compelling value for BlackRock shareholders (cont'd)

1. Subject to completion of customary onboarding procedures, BlackRock has agreed to appoint Bayo Ogunlesi to the Board of Directors at the next regularly scheduled board meeting following the closing of the transaction.
2. Source: BlackRock and GIP forecasts. Metrics shown on an as-adjusted basis and exclude certain transaction-related costs. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
3. Source: BlackRock and GIP forecasts. IRR shown for illustrative purposes only. Actual results could differ materially from those anticipated in forward-looking statements.

BlackRock.
12

Important notes The opinions expressed herein are as of January 2024 and are subject to change at any time due to changes in the market, the economic or regulatory environment or for other reasons. The information should not be construed as research or relied upon in making investment decisions or be used as legal advice. An assessment should be made as to whether the information is appropriate in individual circumstances and consideration should be given to talking to a professional adviser before making an investment decision. This material may contain ‘forward–looking’ information that is not purely historical in nature. Such information may include, among other things, projections and forecasts. There is no guarantee that any forecasts made will come to pass. The information and opinions contained herein are derived from proprietary and non–proprietary sources deemed by BlackRock to be reliable, but are not necessarily all inclusive and are not guaranteed as to accuracy or completeness. Certain of the information presented herein is for illustrative purposes only. No part of this material may be reproduced, stored in any retrieval system or transmitted in any form or by any means, electronic, mechanical, recording or otherwise, without the prior written consent of BlackRock. This material is solely for informational purposes and does not constitute an offer or solicitation to sell or a solicitation of an offer to buy any shares of any fund (nor shall any such shares be offered or sold to any person) in any jurisdiction in which an offer, solicitation, purchase or sale would be unlawful under the securities law of that jurisdiction. Investing involves risks including possible loss of principal. The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”). ©2024 BlackRock, Inc. All rights reserved. BLACKROCK, BLACKROCK SOLUTIONS, BUILD ON BLACKROCK, ALADDIN, iSHARES, iBONDS, iRETIRE, LIFEPATH, SO WHAT DO I DO WITH MY MONEY, INVESTING FOR A NEW WORLD, BUILT FOR THESE TIMES, FutureAdvisor, Cachematrix, eFront, the iShares Core Graphic, CoRI and the CoRI logo are registered and unregistered trademarks of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other marks are the property of their respective owners.